Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies [Abstract]
Commitments and Contingencies

26.Commitments and Contingencies

COMMITMENTS

The following table outlines the Company’s commitments as at December 31, 2015:

	Expected Future Payments
(undiscounted)	2016	2017	2018	2019	2020	Thereafter	Total

Transportation and Processing	$693	$679	$685	$588	$491	$2,507	$5,643
Drilling and Field Services	164	106	59	29	17	1	376
Operating Leases	30	24	23	11	3	19	110
Total	$887	$809	$767	$628	$511	$2,527	$6,129

Included within transportation and processing in the table above are certain commitments associated with midstream service agreements with VMLP as described in Note 19.  Divestiture transactions can reduce certain commitments disclosed above.

CONTINGENCIES

Encana is involved in various legal claims and actions arising in the course of the Company’s operations.  Although the outcome of these claims cannot be predicted with certainty, the Company does not expect these matters to have a material adverse effect on Encana’s financial position, cash flows or results of operations.  If an unfavourable outcome were to occur, there exists the possibility of a material adverse impact on the Company’s consolidated net earnings or loss in the period in which the outcome is determined.  Accruals for litigation and claims are recognized if the Company determines that the loss is probable and the amount can be reasonably estimated.  The Company believes it has made adequate provision for such legal claims.